UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05715
                                                     ---------

             The Gabelli Convertible and Income Securities Fund Inc.
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
           ----------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2003
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is attached herewith.

                                                               [GRAPHIC OMITTED]

                                  GABELLI LOGO
             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                                  Annual Report
                                December 31, 2003



TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2003.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2003 (a)
              ----------------------------------------------------
                                                                                                                  SINCE
                                                    QUARTER     1 YEAR     3 YEAR      5 YEAR     10 YEAR     INCEPTION (b)
                                                    -------     ------     ------      ------     -------     -------------
   Gabelli Convertible and Income Securities Fund
     NAV Return (c) ...............................  3.55%      15.45%      4.97%       4.51%       6.44%        7.93%
     Investment Return (d) ........................  8.61%      33.87%     14.03%       8.50%        N/A(e)      5.36%(e)

   S&P 500 Index .................................. 12.17%      28.67%     (4.05)%     (0.57)%     11.06%       11.47%
   Lipper Convertible Securities Fund Average .....  9.53%      26.71%      2.71%       6.82%       8.83%       10.16%

  (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Performance for periods less than one year is not annualized.
  (b) From commencement of investment operations on July 3, 1989.
  (c) Total returns and average annual returns reflect changes in net asset value ("NAV") and reinvestment of distributions at NAV on the ex-dividend date and adjustments for rights offerings, and are net of expenses. Since Inception return based on initial net asset value of $10.00.
  (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions as of the payable date and adjustments for rights offerings. Since Inception return based on an initial offering price of $10.00.
  (e) The Fund converted to closed-end status on March 31, 1995 and had no operating history on the New York Stock Exchange prior to that date.
--------------------------------------------------------------------------------
                                Sincerely yours,

                                /s/ BRUCE N. ALPERT
                                Bruce N. Alpert
                                President

February 24, 2004

--------------------------------------------------------------------------------
  A description of the Fund's proxy voting  policies and procedures is available
  (i) without charge, upon request, by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye,NY10580; and
  (iii) on the Securities and Exchange Commission's website at www.sec.gov.
--------------------------------------------------------------------------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2003

  PRINCIPAL                                                            MARKET
   AMOUNT                                            COST              VALUE
 ----------                                         ------            -------

            CONVERTIBLE CORPORATE BONDS -- 24.0%
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 5.6%
 $1,600,000 GenCorp Inc., Sub. Deb. Cv.,
               5.750%, 04/15/07 ...............  $  1,569,877      $  1,610,000
    400,000 Pep Boys - Manny, Moe &
               Jack, Cv.,
               4.250%, 06/01/07 ...............       364,066           478,500
  6,900,000 Standard Motor Products Inc.,
               Sub. Deb. Cv.,
               6.750%, 07/15/09 ...............     5,332,490         6,486,000
                                                 ------------      ------------
                                                    7,266,433         8,574,500
                                                 ------------      ------------
            AVIATION: PARTS AND SERVICES -- 2.8%
  4,352,000 Kaman Corp., Sub. Deb. Cv.,
               6.000%, 03/15/12 ...............     4,141,971         4,308,480
                                                 ------------      ------------
            BROADCASTING -- 0.7%
    950,000 Sinclair Broadcast Group Inc.,
               Sub. Deb. Cv.,
               4.875%, 07/15/18+ ..............       978,362        1,048,562
                                                 ------------      ------------
            BUILDING AND CONSTRUCTION -- 0.1%
    100,000 Fleetwood Enterprises Inc., Cv. (b),
               5.000%, 12/15/23 ...............       100,000           116,625
                                                 ------------      ------------
            BUSINESS SERVICES -- 3.2%
    900,000 BBN Corp., Sub. Deb. Cv.,
               6.000%, 04/01/12+ (a)(c) .......       882,893                 0
     10,000 First Data Corp., Cv.,
               2.000%, 03/01/08 ...............         9,962            10,875
  3,000,000 Franklin Resources Inc., Cv.,
               Zero Coupon, 05/11/31 ..........     1,801,714         1,871,250
    500,000 Navistar Financial Corp.,
               Sub. Deb. Cv.,
               4.750%, 04/01/09 ...............       441,599           540,625
  2,600,000 Trans-Lux Corp.,
               Sub. Deb. Cv.,
               7.500%, 12/01/06 ...............     2,508,334         2,444,000
                                                 ------------      ------------
                                                    5,644,502         4,866,750
                                                 ------------      ------------
            CABLE -- 1.6%
    400,000 Adelphia Communications
               Corp., Sub. Deb. Cv.,
               3.250%, 05/01/21+ (c) ..........       127,000           179,000
  2,500,000 Charter Communications
               Inc., Cv.,
               4.750%, 06/01/06 ...............     1,635,809         2,225,000
                                                 ------------      ------------
                                                    1,762,809         2,404,000
                                                 ------------      ------------
            COMMUNICATIONS EQUIPMENT -- 0.1%
    200,000 Corning Inc., Sub. Deb. Cv.,
               Zero Coupon, 11/08/15 ..........       145,301           154,500
                                                 ------------      ------------
            CONSUMER PRODUCTS -- 0.2%
    100,000 Church & Dwight Co. Inc., Cv.,
               5.250%, 08/15/33 (b) ...........       100,000           117,250
    160,000 Standard Commercial Corp.,
               Sub. Deb. Cv.,
               7.250%, 03/31/07 ...............       145,975           162,800
                                                 ------------      ------------
                                                      245,975           280,050
                                                 ------------      ------------
            DIVERSIFIED INDUSTRIAL -- 0.4%
    500,000 GATX Corp., Cv.,
               7.500%, 02/01/07 (b) ...........       500,000           585,625
                                                 ------------      ------------
            ELECTRONICS -- 2.6%
  1,800,000 Agere Systems Inc.,
               Sub. Deb. Cv.,
               6.500%, 12/15/09 ...............     1,838,945         2,475,000
     10,000 Artesyn Technologies,
               Sub. Deb. Cv.,
               5.500%, 08/15/10 (b) ...........        10,839            13,625

  PRINCIPAL                                                            MARKET
   AMOUNT                                            COST              VALUE
 ----------                                         ------            -------
 $  495,000 Cypress Semiconductor Inc.,
               Sub. Deb. Cv.,
               3.750%, 07/01/05+ ..............  $    468,527      $    495,000
  1,000,000 Oak Industries Inc.,
               Sub. Deb. Cv.,
               4.875%, 03/01/08 ...............       823,075           998,750
                                                 ------------      ------------
                                                    3,141,386         3,982,375
                                                 ------------      ------------
            ENERGY AND UTILITIES -- 1.0%
    388,000 Devon Energy Corp.,
               Sub. Deb. Cv.,
               4.950%, 08/15/08 ...............       383,116           398,185
  1,500,000 Mirant Corp., Sub. Deb. Cv.,
               2.500%, 06/15/21+ (c) ..........     1,026,728           922,500
    257,000 Moran Energy Inc.,
               Sub. Deb. Cv.,
               8.750%, 01/15/08+ ..............       181,829           255,715
                                                 ------------      ------------
                                                    1,591,673         1,576,400
                                                 ------------      ------------
            EQUIPMENT AND SUPPLIES -- 0.9%
  1,289,000 Robbins & Myers Inc.,
               Sub. Deb. Cv.,
               8.000%, 01/31/08 ...............     1,324,525         1,350,227
                                                 ------------      ------------
            FOOD AND BEVERAGE -- 0.3%
    800,000 Parmalat Capital, Cv.,
               1.000%, 12/31/05+ (c) ..........       922,753           206,589
    900,000 Parmalat Netherlands BV, Cv.,
               0.875%, 06/30/21+ (c) ..........       977,140           306,509
                                                 ------------      ------------
                                                    1,899,893           513,098
                                                 ------------      ------------
            HEALTH CARE -- 1.0%
            Apogent Technologies Inc., Cv.,
     50,000    2.250%, 10/15/21 (b) ...........        50,677            50,500
     50,000    2.250%, 10/15/21 ...............        50,280            50,500
    200,000 Invitrogen Corp., Sub. Deb. Cv.,
               5.500%, 03/01/07 ...............       202,281           207,500
            IVAX Corp., Sub. Deb. Cv.,
    700,000    5.500%, 05/15/07 ...............       624,030           728,875
    400,000    4.500%, 05/15/08 (b) ...........       339,560           406,000
    150,000 Sabratek Corp., Sub. Deb. Cv.,
               6.000%, 04/15/05+ (a) (c) ......        84,763                 0
                                                 ------------      ------------
                                                    1,351,591         1,443,375
                                                 ------------      ------------
            HOTELS AND GAMING -- 0.0%
     10,000 Wynn Resorts, Sub. Deb. Cv.,
               6.000%, 07/15/15+ (b) ..........        10,324            14,850
                                                 ------------      ------------
            RETAIL -- 0.1%
     60,000 Costco Companies Inc.,
               Sub. Deb. Cv.,
               Zero Coupon, 08/19/17 ..........        45,345            51,075
    100,000 School Specialty Inc.,
               Sub. Deb. Cv.,
               6.000%, 08/01/08 ...............       103,374           116,000
                                                 ------------      ------------
                                                      148,719           167,075
                                                 ------------      ------------
            TELECOMMUNICATIONS -- 1.1%
     50,000 Commonwealth Telephone
               Enterprises Inc., Cv.,
               3.250%, 07/15/23 (b) ...........        49,631            50,563
  1,000,000 Lucent Technologies Inc.,
               Sub. Deb. Cv.,
               8.000%, 08/01/31 ...............     1,081,366         1,076,250
    500,000 Rogers Communications Inc.,
               Sub. Deb. Cv.,
               2.000%, 11/26/05 ...............       442,395           465,625
                                                 ------------      ------------
                                                    1,573,392         1,592,438
                                                 ------------      ------------

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2003

  PRINCIPAL                                                            MARKET
   AMOUNT                                            COST              VALUE
 ----------                                         ------            -------
            CONVERTIBLE CORPORATE BONDS (CONTINUED)
            WIRELESS COMMUNICATIONS -- 2.3%
            Nextel Communications Inc., Cv.,
 $  550,000    6.000%, 06/01/11 ...............  $    420,727      $    684,750
  1,500,000    5.250%, 01/15/10+ ..............     1,041,682         1,530,000
  2,500,000 United States Cellular Corp.,
               Sub. Deb. Cv.,
               Zero Coupon, 06/15/15 ..........     1,446,583         1,231,250
                                                 ------------      ------------
                                                    2,908,992         3,446,000
                                                 ------------      ------------
             TOTAL CONVERTIBLE
              CORPORATE BONDS .................    34,735,848        36,424,930
                                                 ------------      ------------
   SHARES
   ------
            CONVERTIBLE PREFERRED STOCKS -- 20.2%
            AEROSPACE -- 1.1%
      8,500 Northrop Grumman Corp.,
               7.000% Cv. Pfd., Ser. B ........       990,420         1,060,375
     27,300 Titan Corp.,
               $1.00 Cv. Pfd.+ ................       550,903           546,000
                                                 ------------      ------------
                                                    1,541,323         1,606,375
                                                 ------------      ------------
            AUTOMOTIVE -- 0.5%
      4,000 Ford Motor Co. Capital Trust II,
               6.500% Cv. Pfd. ................       192,705           223,400
            General Motors Corp.,
     13,000    5.250% Cv. Pfd., Ser. B ........       325,000           349,310
      9,000    4.500% Cv. Pfd., Ser. A ........       225,000           241,200
                                                 ------------      ------------
                                                      742,705           813,910
                                                 ------------      ------------
            AVIATION: PARTS AND SERVICES -- 3.2%
     49,000 Coltec Capital Trust,
               5.250% Cv. Pfd. ................     2,032,375         1,947,299
     33,500 Sequa Corp.,
               $5.00 Cv. Pfd. .................     2,545,616         2,980,662
                                                 ------------      ------------
                                                    4,577,991         4,927,961
                                                 ------------      ------------
            BROADCASTING -- 3.9%
        100 Gray Television Inc.,
               8.000% Cv. Pfd., Ser. C (a) ....     1,000,000         1,050,730
    100,000 Sinclair Broadcast Group Inc.
               Pfd., Ser. D,
               6.000% Cv. Pfd., Ser. D ........     4,681,250         4,935,000
                                                 ------------      ------------
                                                    5,681,250         5,985,730
                                                 ------------      ------------
            BUSINESS SERVICES -- 1.0%
     14,551 Interep National Radio Sales Inc.,
               4.000% Cv. Pfd., Ser. A (a) ....     1,456,000         1,469,618
     20,000 Key3Media Group,
               5.500% Cv. Pfd. (a) ............       500,000               117
                                                 ------------      ------------
                                                    1,956,000         1,469,735
                                                 ------------      ------------
            CABLE -- 0.8%
     51,000 CVC Equity Securities Trust I,
               6.500% Cv. Pfd. ................     1,008,649         1,273,470
                                                 ------------      ------------
            DIVERSIFIED INDUSTRIAL -- 0.4%
      2,500 GATX Corp.,
               $2.50 Cv. Pfd. .................       349,575           250,000
            WHX Corp.,
     28,000    6.500% Cv. Pfd., Ser. A+ .......       216,762           138,600
     52,100    $3.75 Cv. Pfd., Ser. B+ ........       262,338           250,080
                                                 ------------      ------------
                                                      828,675           638,680
                                                 ------------      ------------
            ENERGY AND UTILITIES -- 0.3%
      6,000 AES Trust III,
               6.750% Cv. Pfd. ................       229,530           259,500
        500 Cinergy Corp.,
               9.500% Cv. Pfd. ................        25,025            31,850

                                                                       MARKET
   SHARES                                            COST              VALUE
 ----------                                         ------            -------
      2,500 FPL Group Inc.,
               8.500% Cv. Pfd. ................  $    125,000      $    144,325
                                                 ------------      ------------
                                                      379,555           435,675
                                                 ------------      ------------
            ENTERTAINMENT -- 1.9%
      2,000 Metromedia International
               Group Inc.,
               7.250% Cv. Pfd.+ ...............        26,611             9,200
     76,900 Rainbow Equity Securities
               Trust II,
               6.250% Cv. Pfd. ................     1,551,693         1,980,175
     39,000 Six Flags Inc.,
               7.250% Cv. Pfd. ................       733,580           893,100
                                                 ------------      ------------
                                                    2,311,884         2,882,475
                                                 ------------      ------------
            REAL ESTATE -- 0.1%
      5,000 Innkeepers USA Trust,
               8.625% Cv. Pfd., Ser. A ........       123,288           125,550
                                                 ------------      ------------
            TELECOMMUNICATIONS -- 6.8%
      4,000 ALLTEL Corp.,
               7.750% Cv. Pfd. ................       185,107           198,800
     15,000 Cincinnati Bell Inc.,
               6.750% Cv. Pfd., Ser. B ........       427,662           615,000
    158,000 Citizens Communications Co.,
               5.000% Cv. Pfd. ................     7,837,798         8,058,000
        800 Lucent Technologies
               Capital Trust I,
               7.750% Cv. Pfd. ................       556,750           824,000
     12,000 Philippine Long Distance
               Telephone Co.,
               $3.50 Cv. Pfd., Ser. III .......       471,755           571,200
                                                 ------------      ------------
                                                    9,479,072        10,267,000
                                                 ------------      ------------
            WIRELESS COMMUNICATIONS -- 0.2%
      2,000 Andrew Corp.,
               7.750% Cv. Pfd., Ser. D ........        96,350           279,000
                                                 ------------      ------------
             TOTAL CONVERTIBLE
              PREFERRED STOCKS ................    28,726,742        30,705,561
                                                 ------------      ------------
            COMMON STOCKS -- 16.5%
            AEROSPACE -- 2.7%
    184,800 Titan Corp.+ ......................     4,014,784         4,030,488
                                                 ------------      ------------
            AVIATION: PARTS AND SERVICES -- 0.1%
      9,000 Kaman Corp., Cl. A ................       106,562           114,570
                                                 ------------      ------------
            BROADCASTING -- 0.0%
     35,000 Granite Broadcasting Corp.+ .......        37,187            57,750
                                                 ------------      ------------
            CONSUMER PRODUCTS -- 0.9%
     50,000 Dial Corp. ........................     1,423,500         1,423,500
                                                 ------------      ------------
            ENERGY AND UTILITIES -- 5.0%
      8,000 BP plc, ADR .......................       316,477           394,800
      3,000 CH Energy Group Inc. ..............        83,900           140,700
      8,000 ConocoPhillips ....................       449,686           524,560
     60,000 Duke Energy Corp. .................     1,083,469         1,227,000
     25,000 Exxon Mobil Corp. .................       912,280         1,025,000
     12,000 FPL Group Inc. ....................       756,170           785,040
     10,000 KeySpan Corp. .....................       367,000           368,000
     10,000 NiSource Inc.+ ....................        20,000            25,600
     40,000 Northeast Utilities ...............       722,124           806,800
      3,000 NSTAR .............................       141,339           145,500
     10,000 Progress Energy Inc., CVO+ ........         5,200             2,300
     15,000 Royal Dutch Petroleum Co. .........       673,650           785,850
     20,000 SEMCO Energy Inc. .................       185,643            98,000
      4,000 SJW Corp. .........................       366,332           357,000
     38,000 Unisource Energy Corp. ............       936,693           937,080
                                                 ------------      ------------
                                                    7,019,963         7,623,230
                                                 ------------      ------------


                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                                       MARKET
   SHARES                                            COST              VALUE
 ----------                                         ------            -------
            COMMON STOCKS (CONTINUED)
            FINANCIAL SERVICES -- 0.2%
     15,000 Argonaut Group Inc.+ ..............  $    282,631      $    233,100
                                                 ------------      ------------
            FOOD AND BEVERAGE -- 3.3%
     53,000 Dreyer's Grand Ice Cream
               Holdings Inc., Cl. A ...........     4,127,867         4,120,750
     40,000 Horizon Organic Holding Corp.+ ....       950,965           958,000
                                                 ------------      ------------
                                                    5,078,832         5,078,750
                                                 ------------      ------------
            HEALTH CARE -- 2.5%
     10,000 Bristol-Myers Squibb Co. ..........       271,140           286,000
      1,000 Eli Lilly & Co. ...................        63,350            70,330
     10,000 Esperion Therapeutics Inc.+ .......       345,500           346,100
     10,000 I-STAT Corp.+ .....................       152,793           153,000
      5,000 Johnson & Johnson .................       250,650           258,300
     17,000 Merck & Co. Inc. ..................       772,143           785,400
     40,000 Pfizer Inc. .......................     1,334,305         1,413,200
     30,000 Schering-Plough Corp. .............       491,876           521,700
                                                 ------------      ------------
                                                    3,681,757         3,834,030
                                                 ------------      ------------
            RETAIL -- 1.1%
     20,000 Gucci Group NV, ADR ...............     1,699,387         1,711,000
                                                 ------------      ------------
            SATELLITE -- 0.0%
     19,500 Loral Space &
               Communications Ltd.+ ...........         3,765             6,143
                                                 ------------      ------------
            TELECOMMUNICATIONS -- 0.7%
     10,000 AT&T Corp. ........................       222,661           203,000
      5,000 BellSouth Corp. ...................       124,099           141,500
      5,000 SBC Communications Inc. ...........       113,100           130,350
     15,000 Verizon Communications Inc. .......       496,276           526,200
                                                 ------------      ------------
                                                      956,136         1,001,050
                                                 ------------      ------------
            WIRELESS COMMUNICATIONS -- 0.0%
         49 Winstar Communications Inc.+ ......           438                 0
                                                 ------------      ------------
             TOTAL COMMON
              STOCKS ..........................    24,304,942        25,113,611
                                                 ------------      ------------

            PREFERRED STOCKS -- 1.4%
            BROADCASTING -- 0.9%
      2,127 Granite Broadcasting Corp.,
               12.750% Pfd.+ ..................       879,779         1,361,280
                                                 ------------      ------------
            EQUIPMENT AND SUPPLIES -- 0.3%
     13,900 Fedders Corp.,
               8.600% Pfd., Ser. A ............       389,656           344,859
                                                 ------------      ------------
            PUBLISHING -- 0.2%
      9,777 News Corp. Ltd., Pfd., ADR ........       283,729           295,754
                                                 ------------      ------------
            TELECOMMUNICATIONS -- 0.0%
      3,773 NTL Europe Inc.,
               10.000% Pfd., Ser. A ...........             0            31,033
                                                 ------------      ------------
             TOTAL PREFERRED
              STOCKS ..........................     1,553,164         2,032,926
                                                 ------------      ------------
  PRINCIPAL
   AMOUNT
  --------
            CORPORATE BONDS -- 1.0%
            CONSUMER SERVICES -- 0.0%
 $1,100,000 Ogden Corp., Sub. Deb.,
               Zero Coupon, 06/01/49+ (c) .....     1,090,087                 0
                                                 ------------      ------------
            DIVERSIFIED INDUSTRIAL -- 0.9%
  2,000,000 GP Strategies Corp., Sub. Deb.,
               6.000%, 08/14/08 (a) ...........     1,397,851         1,382,240
                                                 ------------      ------------

  PRINCIPAL                                                            MARKET
   AMOUNT                                            COST              VALUE
 ----------                                         ------            -------
            TELECOMMUNICATIONS -- 0.0%
 $   80,000 Amnex Inc., Sub. Deb.,
               Zero Coupon,
               09/25/49+ (b)(c) ...............  $     71,772      $          0
                                                 ------------      ------------
            WIRELESS COMMUNICATIONS -- 0.1%
    100,000 Nextel Communications Inc.,
               9.500%, 02/01/11 ...............        72,366           113,500
                                                 ------------      ------------
             TOTAL CORPORATE
              BONDS ...........................     2,632,076         1,495,740
                                                 ------------      ------------
   SHARES
   ------
            WARRANTS -- 0.4%
            BUSINESS SERVICES -- 0.0%
     87,500 Interep National Radio
               Sales Inc.,+ ...................             0                 0
                                                 ------------      ------------
            CONSUMER PRODUCTS -- 0.0%
      4,331 Pillowtex Corp.,
               expire 11/24/09+ ...............       120,955                 0
                                                 ------------      ------------
            DIVERSIFIED INDUSTRIAL -- 0.4%
    250,000 GP Strategies Corp.,
               expire 08/14/08+ (a) ...........       637,065           637,065
                                                 ------------      ------------
             TOTAL WARRANTS ...................       758,020           637,065
                                                 ------------      ------------
  PRINCIPAL
   AMOUNT
  --------
            U.S.  GOVERNMENT  OBLIGATIONS  -- 36.5%
$55,500,000 U.S.  Treasury Bills,
               0.842% to 0.956%++,
               01/02/04 to 03/04/04 ...........    55,467,265        55,467,288
                                                 ------------      ------------

TOTAL INVESTMENTS -- 100.0% ...................  $148,178,057      $151,877,121
                                                 ============

LIABILITIES IN EXCESS OF OTHER ASSETS ..........................       (218,985)

PREFERRED STOCK
  (1,001,000 preferred shares outstanding) .....................    (50,000,000)
                                                                   ------------
NET ASSETS -- COMMON STOCK
  (11,421,647 common shares outstanding) .......................   $101,658,137
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
   ($101,658,137 / 11,421,647 shares outstanding) ..............          $8.90
                                                                          =====
  -------------
             For Federal tax purposes:
             Aggregate cost ....................................   $149,295,784
                                                                   ============
             Gross unrealized appreciation .....................   $  9,102,342
             Gross unrealized depreciation .....................     (6,521,005)
                                                                   ------------
             Net unrealized appreciation .......................   $  2,581,337
                                                                   ============
  -------------
(a) Security fair valued under procedures established by the Board of Directors. At December 31, 2003, the market value of fair valued securities amounted to $4,539,770 or 2.99% of total investments.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of Rule 144A securities amounted to $1,355,038 or 0.89% of total investments.
(c)    Bond in default.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.
 CVO - Contingent Value Obligation.

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003
ASSETS:
  Investments, at value (cost $148,178,057) ....................   $151,877,121
  Cash .........................................................          1,543
  Dividends and interest receivable ............................        888,016
  Receivable for investments sold ..............................         11,000
  Unrealized appreciation on swap contracts ....................         90,833
  Other assets .................................................          9,152
                                                                   ------------
  TOTAL ASSETS .................................................    152,877,665
                                                                   ------------
LIABILITIES:
  Dividends payable ............................................         26,692
  Payable for investments purchased ............................        535,091
  Payable for investment advisory fees .........................        479,789
  Payable for swap interest expense ............................         39,774
  Payable for shareholder communications expense ...............         29,050
  Payable for payroll expenses .................................         23,212
  Payable for legal and audit fees .............................         13,350
  Payable to custodian .........................................         13,151
  Other accrued expenses and liabilities .......................         59,419
                                                                   ------------
  TOTAL LIABILITIES ............................................      1,219,528
                                                                   ------------
PREFERRED STOCK:
  Series B Cumulative Preferred Stock (6.00%,
    $25 liquidation value, $0.001 par
    value, 1,000,000 shares authorized
    with 1,000,000 shares issued and
    outstanding) ..............................................      25,000,000
  Series C Cumulative Preferred Stock
    (Auction Rate, $25,000 liquidation value,
    $0.001 par value, 1,000 shares
    authorized with 1,000 shares issued and
    outstanding) ..............................................      25,000,000
                                                                   ------------
  TOTAL PREFERRED STOCK .......................................      50,000,000
                                                                   ------------
  NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS .................................    $101,658,137
                                                                   ============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:
  Capital stock, at par value .................................    $     11,422
  Additional paid-in capital ..................................      99,196,697
  Accumulated distributions in excess of net
    investment income .........................................        (222,846)
  Accumulated net realized loss on investments and
    foreign currency transactions .............................      (1,117,728)
  Net unrealized appreciation on investments, swap
    contracts and foreign currency transactions ...............       3,790,592
                                                                   ------------
  TOTAL NET ASSETS ............................................    $101,658,137
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
  ($101,658,137 / 11,421,647 shares outstanding;
  998,000,000 shares authorized of $0.001 par value) ..........           $8.90
                                                                          =====


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $7,171) ..................     $ 1,596,186
  Interest ....................................................       3,764,357
                                                                    -----------
  TOTAL INVESTMENT INCOME .....................................       5,360,543
                                                                    -----------
EXPENSES:
  Investment advisory fees ....................................       1,368,894
  Interest expense on swap contracts (Note 2) .................         371,093
  Shareholder communications expenses .........................          91,734
  Payroll .....................................................          84,392
  Legal and audit fees ........................................          78,879
  Directors' fees .............................................          63,178
  Shareholder services fees ...................................          53,311
  Custodian fees ..............................................          40,274
  Miscellaneous expenses ......................................         142,614
                                                                    -----------
  TOTAL EXPENSES ..............................................       2,294,369
                                                                    -----------
  NET INVESTMENT INCOME .......................................       3,066,174
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  SWAP CONTRACTS AND FOREIGN CURRENCY:
  Net realized gain on investments ............................       2,268,454
  Net realized gain on foreign currency transactions ..........          11,140
                                                                    -----------
  Net realized gain on investments and foreign
    currency transactions .....................................       2,279,594
                                                                    -----------
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts and foreign
    currency transactions .....................................      11,414,212
                                                                    -----------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS, SWAP CONTRACTS AND FOREIGN
    CURRENCY ..................................................      13,693,806
                                                                    -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................................      16,759,980
                                                                    -----------
  Total Distributions to Preferred Stock Shareholders .........      (1,553,065)
                                                                    -----------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS RESULTING FROM OPERATIONS ..............     $15,206,915
                                                                    ===========

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
                                                                                           YEAR ENDED            YEAR ENDED
                                                                                          DECEMBER 31,           DECEMBER 31,
                                                                                              2003                  2002
                                                                                          ------------           -----------
OPERATIONS:
  Net investment income ...............................................................   $  3,066,174           $ 4,025,028
  Net realized gain (loss) on investments and foreign currency transactions ...........      2,279,594              (485,993)
  Net change in unrealized appreciation/depreciation on investments, swap contracts
    and foreign currency transactions .................................................     11,414,212            (5,783,094)
                                                                                          ------------           -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................     16,759,980            (2,244,059)
                                                                                          ------------           -----------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ...............................................................     (1,198,833)           (2,253,300)
  Net realized short-term gain on investments and foreign currency transactions .......        (21,214)                   --
  Net realized long-term gain on investments and foreign currency transactions ........       (333,018)                   --
                                                                                          ------------           -----------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS .................................     (1,553,065)           (2,253,300)
                                                                                          ------------           -----------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS .........................................................     15,206,915            (4,497,359)
                                                                                          ------------           -----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ...............................................................     (1,939,172)           (2,225,314)
  Net realized short-term gain on investments and foreign currency transactions .......        (21,299)                   --
  Net realized long-term gain on investments and foreign currency transactions ........       (319,084)                   --
  Return of capital ...................................................................     (6,705,640)           (3,885,345)
                                                                                          ------------           -----------
  TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ....................................     (8,985,195)           (6,110,659)
                                                                                          ------------           -----------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon
    reinvestment of dividends and distributions and rights offering ...................      2,959,921            24,307,879
  Offering costs charged to paid-in capital ...........................................     (1,297,744)                   --
                                                                                          ------------           -----------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS .............................      1,662,177            24,307,879
                                                                                          ------------           -----------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS ................      7,883,897            13,699,861
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
  Beginning of period .................................................................     93,774,240            80,074,379
                                                                                          ------------           -----------
  End of period .......................................................................   $101,658,137           $93,774,240
                                                                                          ============           ===========


                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

     Effective August 1, 2002, the Fund changed its name to The Gabelli Convertible and Income Securities Fund Inc. The Fund continues to maintain its investment objective of seeking a high level of total return through a combination of current income and capital appreciation. Consistent with its new name, under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of convertible securities and income producing securities (the "80% Policy"). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available.

     The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with at least 60 days' prior notice of the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series C Preferred Stock. In an interest rate cap, the Fund would pay a premium to the interest rate cap to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments for the Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Series C Preferred Stock.

     The Fund has entered into one interest rate swap agreement with Citibank N.A. Under the agreement the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2003 are as follows:

              NOTIONAL                            FLOATING RATE*          TERMINATION         UNREALIZED
               AMOUNT         FIXED RATE       (RATE RESET MONTHLY)          DATE            APPRECIATION
              --------        ----------       --------------------       -----------        ------------
            $25,000,000          3.145%               1.17%              April 2, 2008          $90,833

-----------------------
*Based on Libor (London Interbank Offered Rate).

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund's investments. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2003, there were no open futures contracts.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2003, the Fund held no forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSACTION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Distributions to shareholders of the Fund's 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

     For the year ended December 31, 2003, reclassifications were made to increase accumulated distributions in excess of net investment income for $11,140 and to decrease accumulated net realized loss on investments, securities sold short and foreign currency transactions for $11,140 with an offsetting adjustment to additional paid-in capital.

     The tax character of distributions paid during the fiscal year ended December 31, 2003 and December 31, 2002 were as follows:

                                                           YEAR ENDED                         YEAR ENDED
                                                       DECEMBER 31, 2003                  DECEMBER 31, 2002
                                                  ---------------------------        ----------------------------
                                                    COMMON         PREFERRED           COMMON          PREFERRED
                                                  ----------       ----------        ----------        ----------
      DISTRIBUTIONS PAID FROM:
      Ordinary income
        (inclusive of short term capital gains) . $1,960,471       $1,220,047        $2,225,314        $2,253,300
      Net long term capital gains ...............    319,084          333,018                --                --
      Non-taxable return of capital .............  6,705,640               --         3,885,345                --
                                                  ----------       ----------        ----------        ----------
      Total distributions paid .................. $8,985,195       $1,553,065        $6,110,659        $2,253,300
                                                  ==========       ==========        ==========        ==========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

      Net unrealized appreciation .............   $2,672,864
      Other ...................................     (222,846)
                                                  ----------
      Total accumulated gain ..................   $2,450,018
                                                  ==========

     Other is primarily due to dividends payable and defaulted interest.

     For the year ended December 31, 2003, the Fund deducted net capital loss carryovers from prior years against its current year net capital gains in the amount of $1,343,575.

     Differences between amounts reported on a tax basis and those reported on a book basis are primarily due to timing of recognition of capital gains on investments held by the Fund.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average daily net assets plus liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Stock for the year.

     The Fund's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate of the Cumulative Preferred Stock for the period. For the year ended December 31, 2003, the Fund's total return on the net asset value of the common shares exceeded the stated dividend rates and net swap expense of all outstanding preferred stock. Thus, management fees were earned on these assets.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     During the year ended December 31, 2003, Gabelli & Company, Inc. received $46,375 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

     The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and the Adviser. During fiscal 2003, the Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value.

4. PORTFOLIO SECURITIES. Costs of purchases and proceeds from sales of securities, other than short-term securities, for the year ended December 31, 2003 aggregated $63,129,053 and $27,907,458, respectively.

5. CAPITAL. The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001).

     On November 14, 2002, the Fund distributed one transferable right for each of the 8,291,884 common shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $8.00 per share. The subscription period expired on December 16, 2002. The rights offering was fully subscribed resulting in the issuance of 2,763,961 common shares and proceeds of $22,111,688 to the Fund, prior to the deduction of expenses of $286,507. The net asset value per share of the Fund's common shareholders was reduced by approximately $0.20 per share as a result of the issuance.

     Transactions in common stock were as follows:

                                                           YEAR ENDED                          YEAR ENDED
                                                       DECEMBER 31, 2003                   DECEMBER 31, 2002
                                                  ---------------------------        ----------------------------
                                                    Shares           Amount            Shares            Amount
                                                  ----------       ----------        ----------       -----------
Shares issued in rights offering .............            --               --         2,763,961       $21,661,688
Shares issued upon reinvestment of
    dividends and distributions ..............       308,216       $2,959,921           274,753         2,646,191
                                                  ----------       ----------        ----------       -----------
Net increase .................................       308,216       $2,959,921         3,038,714       $24,307,879
                                                  ==========       ==========        ==========       ===========

     The Adviser has been authorized to repurchase on behalf of the Fund up to 500,000 shares of Common Stock of the Fund in the open market, whenever the shares are trading at a discount of 10% or more from the net asset value of the shares. For the year ended December 31, 2003, the Fund did not repurchase any shares of Common Stock. All shares of Common Stock repurchased have been retired.
     In addition, the Fund has been authorized to issue up to 2,000,000 shares of Preferred Stock of which 1,200,000 shares have been designated as $0.001 par value 8% Cumulative Preferred Stock. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act and by the Shares' Articles Supplementary. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6% Series B and Series C Auction Rate Cumulative Preferred Stock at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirement could restrict the Fund's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Preferred Stock was callable at the redemption price at the option of the Fund after May 15, 2002. This Cumulative Preferred Stock introduced leverage into the capital structure of the Fund. This leverage tends to magnify both the risks and opportunities to Common Shareholders. On November 12, 2002, the Fund redeemed 50% (600,000 shares) of its outstanding 8% Cumulative Preferred Stock at the redemption price of $25.00 per Preferred Share plus accumulated and unpaid dividends through the redemption date of $0.2555 per Preferred Share. On February 11, 2003, the Fund redeemed the remaining 50% (600,000 shares) of its outstanding 8.00% Cumulative Preferred Stock at the redemption price of $25.25 per Preferred Share, which consisted of $25.00 per Preferred Share plus accumulated and unpaid dividends through the redemption date of $0.25 per Preferred Share.
      On March 18, 2003, the Fund received net proceeds of $23,996,775 (after underwriting discounts of $787,500 and offering expenses of $215,725) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock. Commencing March 19, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Series B Cumulative Preferred Stock in whole or in part at the redemption price. The Board of Directors has authorized the repurchase in the open market at prices less than the $25 liquidation value of the Cumulative Preferred Stock. During the year ended December 31, 2003, the Fund did not repurchase any shares of 6.00% Series B Cumulative Preferred Stock. At December 31, 2003, 1,000,000 shares of the 6.00% Series B Cumulative Preferred Stock were outstanding at the fixed rate of 6.00% per share and accrued dividends amounted to $25,000.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      On March 18, 2003, the Fund received net proceeds of $24,534,275 (after underwriting discounts of $250,000 and offering expenses of $215,725) from the public offering 1,000 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The rates of Series C Auction Rate Cumulative Preferred Stock ranged from 1.05% to 1.50% from March 18, 2003 to December 31, 2003. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2003, the Fund did not repurchase any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2003, 1,000 shares of the Series C Auction Rate Cumulative Preferred Stock were outstanding at the annual rate of 1.50% per share and accrued dividends amounted to $1,042.
     The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of Common Stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. In accordance with the guidance of the EITF, the Fund's Cumulative Preferred Stock is classified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements.

6. OTHER MATTERS. On October 7, 2003, the Fund's Adviser received a subpoena from the Attorney General of the State of New York requesting information on mutual fund shares trading practices. The Adviser is fully cooperating in responding to the request. The Fund does not believe that this matter will have a material adverse effect on the Fund's financial position or results of the operations.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                              FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A FUND COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                      YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
OPERATING PERFORMANCE:                                          2003          2002           2001             2000           1999
                                                              --------      --------       --------         --------      --------
  Net asset value, beginning of period ...................    $   8.44      $   9.92       $  10.02         $  11.40      $  11.45
                                                              --------      --------       --------         --------      --------
  Net investment income ..................................        0.28          0.49           0.68             0.72          0.51
  Net realized and unrealized gain (loss) on investments .        1.22         (0.76)          0.32            (0.52)         0.77
                                                              --------      --------       --------         --------      --------
  Total from investment operations .......................        1.50         (0.27)          1.00             0.20          1.28
                                                              --------      --------       --------         --------      --------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ..................................       (0.11)        (0.28)         (0.18)           (0.13)        (0.11)
  Net realized gain on investments .......................       (0.03)           --          (0.12)           (0.17)        (0.19)
                                                              --------      --------       --------         --------      --------
  Total distributions to preferred stock shareholders ....       (0.14)        (0.28)         (0.30)           (0.30)        (0.30)
                                                              --------      --------       --------         --------      --------
NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
  COMMON STOCK SHAREHOLDERS RESULTING
  FROM OPERATIONS ........................................        1.36         (0.55)          0.70            (0.10)         0.98
                                                              --------      --------       --------         --------      --------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ..................................       (0.17)        (0.27)         (0.48)           (0.57)        (0.39)
  Net realized gain on investments .......................       (0.03)           --          (0.33)           (0.73)        (0.64)
  Return of capital ......................................       (0.60)        (0.48)            --               --            --
                                                              --------      --------       --------         --------      --------
  Total distributions to common stock shareholders .......       (0.80)        (0.75)         (0.81)           (1.30)        (1.03)
                                                              --------      --------       --------         --------      --------
CAPITAL SHARE TRANSACTIONS:
  Increase in net asset value from
    common stock share transactions ......................        0.02          0.02           0.01             0.02            --
  Decrease in net asset value from
    shares issued in rights offering .....................          --         (0.20)            --               --            --
  Offering costs charged to paid-in capital ..............       (0.12)           --             --               --            --
                                                              --------      --------       --------         --------      --------
  Total capital share transactions .......................       (0.10)        (0.18)          0.01             0.02            --
                                                              --------      --------       --------         --------      --------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS, END OF PERIOD ..........................    $   8.90      $   8.44       $   9.92         $  10.02      $  11.40
                                                              ========      ========       ========         ========      ========
  Net asset value total return + .........................        14.5%         (7.0)%          7.0%             0.0%(a)       9.4%
                                                              ========      ========       ========         ========      ========
  Market value, end of period ............................    $  10.54      $   8.55       $  10.90           $ 9.13       $ 10.56
                                                              ========      ========       ========         ========      ========
  Total investment return ++ .............................        33.9%        (14.2)%         29.1%            (1.7)%         3.2%
                                                              ========      ========       ========         ========      ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets plus liquidation value of preferred shares,
    end of period (in 000's) .............................    $151,658      $108,774       $110,074         $108,066      $120,179
  Net assets attributable to common shares,
    end of period (in 000's) .............................    $101,658      $ 93,774       $ 80,074         $ 78,066      $ 90,179
  Ratio of net investment income to average
    net assets attributable to common stock ..............        3.09%         5.32%          6.58%            6.49%         4.35%
  Ratio of operating expenses to average
    net assets attributable to common stock (d) ..........        2.31%         1.58%          1.46%            1.48%         1.80%
  Ratio of operating expenses to average total net assets
    including liquidation value of preferred shares (d) ..        1.63%         1.15%          1.07%            1.10%         1.36%
  Portfolio turnover rate ................................          39%           56%            59%             169%          175%

PREFERRED STOCK:
  8.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ............          --       $15,000        $30,000          $30,000       $30,000
  Total shares outstanding (in 000's) ....................          --           600          1,200            1,200         1,200
  Liquidation preference per share .......................          --        $25.00         $25.00           $25.00        $25.00
  Average market value (b) ...............................          --        $25.83         $25.80           $24.31        $25.36
  Asset coverage per share                                          --       $181.29         $91.73           $90.06       $100.15
  6.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ............     $25,000            --             --               --            --
  Total shares outstanding (in 000's) ....................       1,000            --             --               --            --
  Liquidation preference per share .......................      $25.00            --             --               --            --
  Average market value (b) ...............................      $25.33            --             --               --            --
  Asset coverage per share ...............................      $75.83            --             --               --            --
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ............     $25,000            --             --               --            --
  Total shares outstanding (in 000's) ....................           1            --             --               --            --
  Liquidation preference per share .......................     $25,000            --             --               --            --
  Average market value (b) ...............................     $25,000            --             --               --            --
  Asset coverage per share ...............................     $75,829            --             --               --            --
  ASSET COVERAGE (c) .....................................         303%          725%           367%             360%          401%

--------------------------
   + Based  on  net  asset  value  per  share,  adjusted  for  reinvestment  of distributions.
  ++ Based on market value per share, adjusted for reinvestment of distributions.
 (a) Amount represents less than $0.005 per share.
 (b) Based on weekly prices.
 (c) Asset coverage is calculated by combining all series of preferred stock.
 (d) The Fund incurred interest expense during the year ended December 31, 2003.If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common stock would be 1.94% and the ratio of operating expenses to average total net assets including liquidation value of preferred shares would be 1.37%.


                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of The Gabelli Convertible and Income Securities Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible and Income Securities Fund Inc. (formerly The Gabelli Convertible Securities Fund, Inc.) (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
February 20, 2004

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Convertible and Income Securities Fund Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Convertible and Income Securities Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

                            TERM OF       NUMBER OF
                          OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)          LENGTH OF       COMPLEX
    ADDRESS 1                TIME        OVERSEEN BY     PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
     AND AGE                SERVED 2       DIRECTOR      DURING PAST FIVE YEARS                          HELD BY DIRECTOR
-----------------         ----------     ------------    ----------------------                          ----------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI           Since 1989**     24           Chairman of the Board and Chief Executive       Director of Morgan Group
Director and                                             Officer of Gabelli Asset Management Inc. and    Holdings, Inc. (holding
Chief Investment Officer                                 Chief Investment Officer of Gabelli Funds,      company); Vice Chairman
Age: 61                                                  LLC and GAMCO Investors, Inc.; Vice             of Lynch Corporation
                                                         Chairman and Chief Executive Officer of         (diversified manufacturing)
                                                         Lynch Interactive Corporation (multimedia
                                                         and services)

KARL OTTO POHL             Since 1992**     33           Member of the Shareholder Committee of          Director of Gabelli Asset
Director                                                 Sal Oppenheim Jr. & Cie (private invest-        Management Inc. (investment
Age: 74                                                  ment bank); Former President of the             management); Chairman,
                                                         Deutsche Bundesbank and Chairman of its         Incentive Capital and
                                                         Central Bank Council (1980-1991)                Incentive Asset Management
                                                                                                         (Zurich); Director at
                                                                                                         Sal Oppenheim, Jr. & Cie,
                                                                                                         Zurich

NON-INTERESTED DIRECTORS:
------------------------
E. VAL CERUTTI             Since 1989*       7           Chief Executive Officer of Cerutti              Director of Lynch
Director                                                 Consultants, Inc.; Former President             Corporation (diversified
Age: 64                                                  and Chief Operating Officer of                  manufacturing)
                                                         Stella D'oro Biscuit Company
                                                         (through 1992); Adviser, Iona College
                                                         School of Business

ANTHONY J. COLAVITA 4      Since 1989***    35           President and Attorney at Law in the law firm          --
Director                                                 of Anthony J. Colavita, P.C.
Age: 68

DUGALD A. FLETCHER         Since 1989*       2           President, Fletcher & Company, Inc.;            Director of Harris and
Director                                                 Former Director and Chairman and                Harris Group, Inc. (venture
Age: 74                                                  Chief Executive Officer of Binnings             capital)
                                                         Building Products, Inc. (1997)

ANTHONY R. PUSTORINO       Since 1989*      17           Certified Public Accountant; Professor          Director of Lynch
Director                                                 Emeritus, Pace University                       Corporation (diversified
Age: 78                                                                                                  manufacturing)

WERNER J. ROEDER, MD 4     Since 2001**     26           Vice President/Medical Affairs of                      --
Director                                                 Lawrence Hospital Center and
Age: 63                                                  practicing private physician

ANTHONIE C. VAN EKRIS      Since 1992***    20           Managing Director of BALMAC                     Director of Aurado
Director                                                 International, Inc. (commodities)               Exploration Inc. (oil & gas
Age: 69                                                                                                  operations)

SALVATORE J. ZIZZA         Since 1991***    11           Chairman, Hallmark Electrical Supplies Corp.    Director of Hollis Eden
Director                                                                                                 Pharmaceuticals
Age: 58



                                        13


             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
               ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

                            TERM OF       NUMBER OF
                          OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)          LENGTH OF       COMPLEX
    ADDRESS 1                TIME        OVERSEEN BY     PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
     AND AGE                SERVED 2       DIRECTOR      DURING PAST FIVE YEARS                          HELD BY DIRECTOR
-----------------         ----------     ------------    ----------------------                          ----------------
OFFICERS:
---------
BRUCE N. ALPERT            Since 2003       --           Executive Vice President and Chief Operating           --
President                                                Officer of Gabelli Funds, LLC since 1988 and
Age: 52                                                  an officer of all mutual funds advised by
                                                         Gabelli Funds, LLC and its affiliates
                                                         Director and President  of  the
                                                         Gabelli  Advisors, Inc.

PETER W. LATARTARA         Since 1998       --           Vice President of the Fund since 1998. Vice            --
Vice President                                           President of Gabelli & Company, Inc.
Age: 36                                                  from 1996.

JAMES E. MCKEE             Since 1995       --           Vice President, General Counsel and Secretary          --
Secretary                                                of Gabelli Asset Management Inc. since 1999
Age: 40                                                  and GAMCO Investors, Inc. since 1993; Secretary
                                                         of all mutual funds advised by Gabelli Advisers,
                                                         Inc. and Gabelli Funds, LLC.

--------------------------
1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
  * - Term expires at the Fund's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
 ** - Term expires at the Fund's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
*** - Term expires at the Fund's 2005 Annual Meeting of  Shareholders  and until their  successors are duly elected and qualified.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.
4  Represents holders of the Fund's Preferred Stock.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2003

CASH DIVIDENDS AND DISTRIBUTIONS
                                             TOTAL AMOUNT     ORDINARY        LONG-TERM                     DIVIDEND
          PAYABLE               RECORD           PAID        INVESTMENT        CAPITAL       RETURN OF    REINVESTMENT
           DATE                  DATE        PER SHARE (a)   INCOME (a)       GAINS (a)     CAPITAL (c)       PRICE
        ---------               ------       ------------    ---------        ---------     ----------    ------------
COMMON SHARES
        03/25/03               03/17/03       $0.2000        $0.0470         $0.0129        $0.1401         $9.1865
        06/24/03               06/16/03        0.2000         0.0470          0.0129         0.1401          9.7565
        09/24/03               09/16/03        0.2000         0.0470          0.0129         0.1401          9.4100
        12/24/03               12/12/03        0.2000         0.0470          0.0129         0.1401          9.9180
                                              -------        -------         -------        -------
   Total Common Stock                         $0.8000        $0.1880         $0.0516        $0.5604

6.00% PREFERRED SHARES
        06/26/03               06/19/03       $0.4083        $0.3204         $0.0879
        09/26/03               09/19/03        0.3750         0.2943          0.0807
        12/26/03               12/18/03        0.3750         0.2943          0.0807
                                              -------        -------         -------
  Total Preferred Stock                       $1.1583        $0.9090         $0.2493

8.00% PREFERRED SHARES
        02/11/03               02/11/03       $0.2500        $0.1962         $0.0538

AUCTION RATE PREFERRED SHARES
    Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days.

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2003 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

RETURN OF CAPITAL
    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was a $0.5604 per share return of capital in 2003 on common shares.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. TREASURY SECURITIES INCOME
    The Fund paid to common shareholders an ordinary income dividend of $0.1880 per share in 2003. The Fund paid to 8.00% preferred shareholders and 6.00% Series B preferred shareholders an ordinary income dividend totalling $0.1962 per share and $0.9090 per share, respectively, in 2003. The Fund paid weekly distributions to Series C Auction Rate Preferred shareholders. For the fiscal year ended December 31, 2003, 49.72% of the ordinary dividend qualifies for the dividend received deduction available to corporations, and 46.42% of the ordinary income distribution was qualifying dividend income. The percentage of ordinary income dividends paid by the Fund during 2003 derived from U.S. Treasury Securities was 4.24%. However, it should be noted that the Convertible and Income Securities Fund did not hold more than 50% of its assets in U.S. Treasury Securities at the end of each calendar quarter during 2003.

                         HISTORICAL DISTRIBUTION SUMMARY
COMMON STOCK
                                         SHORT-TERM     LONG-TERM                                           ADJUSTMENT
                         INVESTMENT       CAPITAL        CAPITAL         RETURN OF         TOTAL                TO
                         INCOME (b)      GAINS (b)        GAINS         CAPITAL (c)  DISTRIBUTIONS (a)    COST BASIS (d)
                         ----------     ----------      ----------      -----------  ----------------     --------------
2003 .................    $0.1880             --        $0.0516           $0.5604        $0.8000             $0.5604
2002 .................     0.2717             --             --            0.4783         0.7500              0.4783
2001 .................     0.4755        $0.0695         0.2650                --         0.8100                 --
2000 .................     0.5661         0.3267         0.4072                --         1.3000                 --
1999 .................     0.3899         0.4459         0.1942                --         1.0300                 --
1998 .................     0.3866         0.2413         0.2921                --         0.9200                 --
1997 .................     0.3969         0.2285         0.3346                --         0.9600                 --
1996 .................     0.4900         0.1416         0.1034                --         0.7350                 --
1995 .................     0.5574         0.2041         0.3595           0.0290          1.1500             0.0290
1994 .................     0.5730         0.1150         0.2120                --         0.9000                 --
1993 .................     0.5610         0.2000         0.6640                --         1.4250                 --
1992 .................     0.6540         0.0900         0.1320                --         0.8760                 --
1991 .................     0.7060         0.1120         0.0470                --         0.8650                 --
1990 .................     0.6900             --             --                --         0.6900                 --
1989 .................     0.1150             --             --                --         0.1150                 --

8% PREFERRED STOCK
2003 .................    $0.1962             --        $0.0538                --        $0.2500                 --
2002 .................     2.0000             --             --                --         2.0000                 --
2001 .................     1.1808        $0.1468         0.6724                --         2.0000                 --
2000 .................     0.8685         0.5041         0.6274                --         2.0000                 --
1999 .................     0.7571         0.8657         0.3772                --         2.0000                 --
1998 .................     0.8405         0.5246         0.6349                --         2.0000                 --
1997 .................     0.5082         0.2926         0.4270                --         1.2278                 --

6% PREFERRED STOCK
2003 .................    $0.9090             --        $0.2493                --        $1.1583                --

AUCTION RATE PREFERRED SHARES
2003 .................  $187.3200             --       $51.3400                --      $238.6600                --

--------------------------
(a) Total amounts may differ due to rounding.
(b) Taxable as ordinary income for Federal tax purposes.
(c) Non-taxable.
(d) Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Convertible and Income Securities Fund Inc. ("Convertible and Income Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible and Income Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible and Income Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible and Income Securities Fund. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

             The Gabelli Convertible and Income Securities Fund Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact EquiServe at (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. If your shares are held in the name of a broker, bank or nominee, you should contact such institution.

   If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible and Income Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible and Income Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible and Income Securities Fund valued at market price. If the Convertible and Income Securities Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Convertible and Income Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Convertible and Income Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.


VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible and Income Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Convertible and Income Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible and Income Securities Fund.


--------------------------------------------------------------------------------
   The Annual Meeting of The Gabelli Convertible and Income Securities Fund Inc.'s stockholders will be held at 8:30 A.M. on Monday, May 10, 2004, at the Greenwich Public Library, 101 West Putnam Avenue in Greenwich, Connecticut.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?
     The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order,
     for  example,   to  participate  in  our  dividend   reinvestment  plan.
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION   ABOUT  YOUR   TRANSACTIONS  WITH  US.  This  would  include
       information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF INVESTMENT OFFICER,
   GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
   CHIEF EXECUTIVE OFFICER,
   CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
   PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
   VICE PRESIDENT/MEDICAL AFFAIRS,
   LAWRENCE HOSPITAL CENTER

Anthonie C. van Ekris
   MANAGING DIRECTOR,
   BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS

Bruce N. Alpert
   PRESIDENT

Peter W. Latartara
   VICE PRESIDENT

A. Hartswell Woodson, III
   ASSOCIATE PORTFOLIO MANAGER

James E. McKee
   SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING
                         Common        6.00% Preferred
                       ----------      ---------------
NYSE-Symbol:               GCV           GCV Pr B
Shares Outstanding:    11,421,647        1,000,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
  For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible and Income Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible and Income Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible and Income Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


                        PHONE: 800-GABELLI (800-422-3554)

                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM

                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFCS-AR-12/03

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) No response required.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $59,840 in 2003 and $31,380 in 2002.

     (b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $3,500 in 2003 and $17,400 in 2002.

         Audit-related fees represent services provided in the preparation of Preferred Shares Reports to Moody's.

     (c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,350 in 2003 and $2,250 in 2002.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

     (d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
         (c) of this Item are $0 for 2003 and $0 for 2002.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

              Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving
              (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Gabelli and any affiliate of Gabelli that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2003 and $0 in 2002.

         (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

--------------------------------------------------------------------------------



                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

--------------------------------------------------------------------------------


         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003, the members are:

                  Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

                  Ivan Arteaga, Research Analyst

                  Caesar M. P. Bryan, Portfolio Manager

                  Stephen DeTore, Deputy General Counsel

                  Joshua Fenton, Director of Research

                  Douglas R. Jamieson, Chief Operating Officer of GAMCO

                  James E. McKee, General Counsel

                  Karyn M. Nappi, Director of Proxy Voting Services

                  William S. Selby, Managing Director of GAMCO

                  Howard F. Ward, Portfolio Manager

                  Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations

         - Legal Department

         - Proxy Department

         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]

                  Attn: Proxy Voting Department

                  One Corporate Center

                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o  Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

 3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

         Security Name and Cusip Number

         Date and Type of Meeting (Annual, Special, Contest)

         Client Name

         Adviser or Fund Account Number

         Directors' Recommendation

         How GAMCO voted for the client on each issue

         The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:

         Security name

         Type of Meeting (Annual, Special, Contest)

         Date of Meeting

         Name of Custodian

         Name of Client

         Custodian Account Number

         Adviser or Fund Account Number

         Directors' recommendation

         How the Adviser voted for the client on each issue

         Date the proxy statement was received and by whom

         Name of person posting the vote

         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o  Banks and brokerage firms using the services at ADP:

     A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o  Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o  A sample ERISA and Individual contract.

o  A sample of the annual authorization to vote proxies form.

o  A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES












                         ------------------------------
                             PROXY VOTING GUIDELINES
                         ------------------------------

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.


                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o  Historical responsiveness to shareholders

         This may include such areas as:

         -Paying greenmail

         -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

o  Qualifications

o  Nominating committee in place

o  Number of outside directors on the board

o  Attendance at meetings

o  Overall performance

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.


                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.


                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o  Future use of additional shares

         -Stock split

         -Stock option or other executive compensation plan

         -Finance growth of company/strengthen balance sheet

         -Aid in restructuring

         -Improve credit rating

         -Implement a poison pill or other takeover defense


o Amount of stock currently authorized but not yet issued or reserved for stock option plans

o  Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.


                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.


                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.


                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.


                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.


                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.


                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.



                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.


                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.


                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o  State of Incorporation

o  Management history of responsiveness to shareholders

o  Other mitigating factors


                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.


                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o  Dilution of voting power or earnings per share by more than 10%

o  Kind of stock to be awarded, to whom, when and how much

o  Method of payment

o Amount of stock already authorized but not yet issued under existing stock option plans


                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.


               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not yet applicable.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*                   /s/ Bruce N. Alpert
                        --------------------------------------------------------
                                            Bruce N. Alpert, Principal Executive
                                            Officer


Date                                        March 9, 2004
     ---------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                   /s/ Bruce N. Alpert
                         -------------------------------------------------------
                                            Bruce N. Alpert, Principal Executive
                                            Officer and Principal Financial
                                            Officer


Date                                        March 9, 2004
     ---------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.